FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 2, 2003

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-11779	75-2548221
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code: (972) 604-6000

Item 7.   Financial Statements and Exhibits

(c)        On March 20, 2003, Electronic Data Systems Corporation ("EDS") announced that it had appointed Michael H. Jordan as Chairman and Chief Executive Officer and Jeffrey M. Heller as President and Chief Operating Officer.  On January 7, 2003, EDS announced that it had appointed Robert H. Swan as Executive Vice President and Chief Financial Officer.  EDS is filing its employments agreements with such executives as the following exhibits to this Form 8-K:

99 (a)	Letter agreement dated March 20, 2003, between EDS and Michael H. Jordan regarding terms and conditions of employment.
99 (b)	Letter agreement dated March 20, 2003, between EDS and Jeffrey M. Heller regarding terms and conditions of employment.
99 (c)	Letter agreement dated December 27, 2002, between EDS and Robert H. Swan regarding terms and conditions of employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                    ELECTRONIC DATA SYSTEMS CORPORATION

April 2, 2003                                                                                                                                              By:          /s/ D. Gilbert Friedlander

                                                                                                                                                                            D. Gilbert Friedlander, Senior Vice
                                                                                                                                                                            President, General Counsel and Secretary

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